Exhibit 32.1



                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Global Environmental Energy Corp. (the "Company") on Form 10-KSB for the period ending May 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dr Christopher McCormack, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


By:/s/Dr Christopher McCormack
-----------------------------------------
Chief Executive Officer (or equivalent thereof)

October 13, 2004